EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kurt R. Moore, President and Chief Executive Officer of Ablest Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	Amendment No. 1 to the Annual Report on Form 10-K/A of the Company for the period ended December 31, 2006 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kurt R. Moore
Kurt R. Moore
President and Chief Executive Officer

April 25, 2007